Exhibit 32.1

SECTION 906 CERTIFICATION OF ASHLEY B. BLOOM

CERTIFICATION OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Ashley B. Bloom, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Capitol First Corporation on Form 10-QSB for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of Capitol First Corporation.


May 16, 2005


                                       By: /s/ ASHLEY B. BLOOM
                                           -------------------------------------
                                           Name:   Ashley B. Bloom
                                           Title:  Acting President and Acting
                                                   Chief Executive Officer

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